UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 3, 2019
Date of Report (Date of earliest event reported)

______________________________________________________________________________________________________
Cypress Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10079 (Commission File Number)	94-2885898 (I.R.S. Employer Identification No.)

198 Champion Court
San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 943-2600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	CY	The Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

2019 Annual Meeting of Stockholders

The 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Cypress Semiconductor Corporation (the "Company," "we," or "us") was held on May 3, 2019.

On the record date (the "Record Date") for determining stockholders entitled to vote at the Annual Meeting, March 8, 2019, there were 364,593,066 shares of the Company’s sole class of common stock outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 344,930,297 shares of common stock (comprising 94.60% of our outstanding common shares on the Record Date) were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, stockholders:

•
Re-elected our eight director nominees (listed below) to serve on our Board of Directors (the "Board") for one-year terms, each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	Ratified the Board’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2019; and

•	Approved, on an advisory basis, the compensation of our named executive officers.

The final number of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

Proposal 1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
W. Steve Albrecht	263,971,128	8,328,314	1,094,191	71,536,664
Hassane El-Khoury	272,359,014	716,097	318,522	71,536,664
Oh Chul Kwon	266,917,963	6,141,680	333,990	71,536,664
Catherine P. Lego	268,034,222	5,001,374	358,037	71,536,664
Camillo Martino	271,447,426	1,627,501	318,706	71,536,664
Jeffery J. Owens	272,271,381	770,082	352,170	71,536,664
Jeannine P. Sargent	267,864,374	5,163,782	365,477	71,536,664
Michael S. Wishart	272,000,723	1,046,511	346,399	71,536,664

Proposal 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2019:

For	Against	Abstain	Broker Non-Votes
337,045,392	7,175,261	709,644	0

Proposal 3. Approval, on an advisory basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
264,824,824	7,803,275	765,534	71,536,664

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 6, 2019	By: /s/ Thad Trent
Name:     Thad Trent

Title:	Executive Vice President, Finance and Administration and Chief Financial Officer

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